UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 14, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160               (06-1110906)

----------------------------       ----------------          -------------

(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 N. ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT'S WEBSITE ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in our Form 8-K filing on December 7, 2004, we completed effective December 1, 2004, a merger with The Center for Pain Management, LLC (the “LLC”), a Maryland based private physician group specializing in pain management. In connection with the merger, we acquired the non-medical assets of the LLC pursuant to an asset purchase agreement with a wholly-owned subsidiary of PainCare Holdings, Inc. and entered into a management agreement to provide ongoing management and administrative services. The LLC was acquired pursuant to an asset purchase transaction from the managing members. None of the managing members had prior relationships with us.

Total consideration which may be paid to the managing members is $27,500,000, with 50% of such consideration to be paid in cash and 50% in PainCare’s common stock. One-half of the purchase price ($13,750,000) will be paid upon the satisfaction of certain post-closing conditions and subject to certain yet undetermined post-closing adjustments, if any. PainCare will pay the remaining one-half of the merger consideration ($13,750,000) pro-rata over three years pursuant to a strict “earn out formula” in which PainCare must realize $5,500,000 per year in net operating income. PainCare will fund the cash portion of the initial purchase price from the proceeds of the secondary offering completed in October 2004.

The acquisition has been accounted for using the purchase method of accounting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a)

Financial Statements of Business Acquired

The Center for Pain Management, LLC

Report of Independent Auditors

2003 and 2002 Financial Statements:

o

Balance Sheets as of December 31, 2003 and 2002

o

Statements of Operations and Members’ Capital for the years ended December 31, 2003 and 2002

o

Statements of Cash Flows for the years ended December 31, 2003 and 2002

o

Notes to Financial Statements

(b)

Pro Forma Financial Information:

o

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

o

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

o

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended

December 31, 2003

o

Footnotes to Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:   February 14, 2005           BY: /s/ RANDY LUBINSKY

         ---------------               ---------------------------------------

                                       Chief Executive Officer and Director

Date:   February 14, 2005           BY: /s/ MARK SZPORKA

         ---------------               ----------------------------------------

                                       Chief Financial & Accounting Officer,

                                       Secretary and Director

Independent Auditors’ Report

The Board of Directors

The Center for Pain Management, LLC

We have audited the accompanying balance sheets of The Center for Pain Management, LLC, as of December 31, 2003 and 2002 and the related statements of operations and members’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Center for Pain Management, LLC at December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Tschopp, Whitcomb & Orr, P.A.

January 14, 2005

Maitland, Florida

THE CENTER FOR PAIN MANAGEMENT, LLC

Balance Sheets

December 31, 2003 and 2002

Assets
	2003	2002

Current assets:
Cash and cash equivalents	$ 33,358	318,888
Patient accounts receivable, net	1,220,858	1,008,036
Due from affiliates (note 2)	1,879	59,949
Other current assets	6,001	5,899

Total current assets	1,262,096	1,392,772

Property and equipment, net (notes 3, 4 and 5)	28,082	44,059

Total assets	$ 1,290,178	1,436,831

Liabilities and Members' Capital

Current liabilities:
Note payable (note 4)	$ -	75,000
Accounts payable and accrued expenses	194,644	82,699
Due to affiliates (note 2)	51,596	211,870
Due to members	-	18,522
Current installments of long-term debt (note 5)	14,121	60,813

Total current liabilities	260,361	448,904

Long-term debt, less current installments (note 5)	23,851	25,340

Total liabilities	284,212	474,244

Commitments and contingencies (notes 2, 4, 5, 6 and 7)

Members' capital	1,005,966	962,587

Total liabilities and members' capital	$ 1,290,178	1,436,831

See accompanying notes to financial statements.
THE CENTER FOR PAIN MANAGEMENT, LLC

Statements of Operations and Members' Capital

For the years ended December 31, 2003 and 2002

	2003	2002

Net patient revenue	$ 7,310,931	6,301,385

Cost of patient revenue	1,194,825	1,913,987

Gross profit	6,116,106	4,387,398

General and administrative expenses (note 2)	3,441,436	4,594,490

Operating income (loss)	2,674,670	(207,092)

Other expenses:
Interest, net	3,985	16,125
Depreciation	59,967	38,960

Total other expenses	63,952	55,085

Net income (loss)	2,610,718	(262,177)

Members' capital at beginning of year	962,587	1,209,083

Capital contributions	18,522	18,819

Distributions to members	(2,585,861)	(3,138)

Members' capital at end of year	$ 1,005,966	962,587

See accompanying notes to financial statements.

THE CENTER FOR PAIN MANAGEMENT, LLC

Statements of Cash Flows

For the years ended December 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net income (loss)	$ 2,610,718	(262,177)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation	59,967	38,960
Cash provided by (used for) changes in:
Patient accounts receivable	(212,822)	518,964
Due from affiliates	58,070	141,829
Other current assets	(102)	(323)
Accounts payable and accrued expenses	111,945	(117,121)
Due to affiliates	(160,274)	211,870
Due to members	-	91

Net cash provided by operating activities	2,467,502	532,093

Cash flow from investing activities:
Purchase of property and equipment	(43,990)	(40,332)

Net cash used in investing activities	(43,990)	(40,332)

Cash flows from financing activities:
Repayment of notes payable	(75,000)	(100,000)
Repayment of long-term debt	(90,779)	(131,860)
Proceeds from long-term debt	42,598	-
Capital contributions	-	18,819
Distributions to members	(2,585,861)	(3,138)

Net cash used in financing activities	(2,709,042)	(216,179)

Net increase (decrease) in cash	(285,530)	275,582

Cash and cash equivalents at beginning of year	318,888	43,306

Cash and cash equivalents at end of year	$ 33,358	318,888

Supplemental disclosures of cash flow information:

Cash paid for interest	$ 5,326	17,908
Non-cash financing and investing activities:
Amounts due to members contributed to capital	$ 18,522	-

Transfer of property and equipment to affiliate	$ -	51,541

See accompanying notes to financial statements.

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2003 and 2002

(1)   Organization and Summary of Significant Accounting Policies

        (a)  Organization and Mission

The Center for Pain Management, LLC (the "Company") was organized in the State of Maryland in December 1997 and commenced operations in February 1998 for the purpose of providing quality medical treatment in the greater Baltimore, Maryland and Washington D.C. areas. As of December 31, 2003, the Company operated medical facilities in Baltimore, Rockville and Hagerstown, Maryland. In March, 2004, the Company opened an additional facility in Glen Burnie, Maryland.

(b)  Net Patient Revenue

Patient revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangements which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)  Income Taxes

The Center for Pain Management, LLC has been organized as a limited liability company subject to the provisions of Subchapter K of the Internal Revenue Code of 1986, as amended. As such, The Center for Pain Management, LLC is not a tax paying entity for Federal or state income tax purposes. Accordingly, the accompanying financial statements do not contain a provision for income taxes as the net income or loss of The Center for Pain Management, LLC is passed through to its members in proportion to their ownership interest in the Company and included in the members' respective income tax returns.

(d)  Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash and cash equivalents, patient accounts receivable and accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The

(Continued)

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2003 and 2002

(1)

Organization and Summary of Significant Accounting Policies - (Continued)

(d)  Financial Instruments Fair Value, Concentration of Business and Credit Risks    - (Continued)

carry amount reported in the accompanying balance sheets for note payable and long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $1,221,000 and $1,008,000 as of December 31, 2003 and 2002, respectively. The Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral. The majority of the Company's patients are covered by third party payors such as insurance companies and Medicare. For the year ended December 31, 2003, the percentage of revenue derived from significant third party payors were approximately as follows:

Medicare

25%

Care First Blue Cross Blue Shield

21%

Workers Compensation

16%

MAMSI

10%

(e)  Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(f)  Cash Flows

For purposes of cash flows. Cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to financial statements

December 31, 2003 and 2002

(2)

Related Party Transactions

Amounts due from/to affiliates are due demand, unsecured and non-interest bearing.

DLZ Management Services Organizations, LLC ("DLZ"), a company related by common ownership, provides management services to the Company.  The management fees for these services were 5% of patient revenues collected through September, 2002 and increased to 10% beginning in October 2002.  The company paid DLZ approximately $634,000 and $469,000 for management fees during 2003 and 2002, respectively.  These amounts are included in general and administrative expenses in the statements of operations.

Pain Management Billing, LLC ("PMB"), a company related by common ownership, provides billing services to the Company.  The billing fees for these services are 8% of patient revenues collected.  The Company paid PMB approximately $487,000 and $636,000 for billing fees during 2003 and 2002, respectively.  These amounts are included in general and administrative expenses in the statements of operations.

Center fro Pain Management ASC, LLC ("ASC"), a company related by common ownership, operated the surgical facilities at the Company's various locations.  Beginning in January 2003, ASC reimbursed the Company for its portion of shared expenses as defined in their Shared Services Agreement.  ASC paid the Company approximately $865,000 for shared expenses during 2003.  This amount is recorded as a reduction in general and administrative expenses in the statement of operations.

(3)

Property and Equipment

As of December 31, 2003 and 2002, property and equipment consists of the following:

	2003	2002
Leasehold improvements	$ 5,800	5,800
Office equipment	96,796	60,372
Furniture and fixtures	49,986	42,420
Medical and therapy equipment	101,574	101,574
	254,156	210,166
Less accumulated depreciation	(226,074)	(166,107)
	$ 28,082	44,059

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2003 and 2002

 (4)  Note Payable

As of December 31, 2003, note payable consists of a $500,000 line of credit with monthly payments of interest only the prime rate (4.0% at December 31, 2003).  The line of credit is secured by the assets of the Company and is guaranteed by the Company’s affiliates and the founding members.  The outstanding balance under the line of credit was $0 and $75,000 as of December 31, 2003 and 2002, respectively.  In July, 2004, the line of credit was renewed through August 2005 and the maximum credit available was increased to $1,000,000.

  (5)  Long-Term Debt

As of December 31, 2003 and 2002, long-term debt consists of the following:

	2003	2002

Note payable to a bank with monthly principal payments of $5,068 plus interest at 8.25%, secured by the assets of the Company and guaranteed by the Company’s affiliates and the founding members.	$ -	86,153

Note payable to a bank with monthly payments of $1,308 including interest at 5.0% through July 2006, secured by the assets of the Company and guaranteed by the Company’s affiliates and the founding members.	37,972	-

	37,972	86,153
Less current installments	14,121	60,813

	$ 23,851	25,340

As of December 31, 2003, the future aggregate principal payments due under long-term debt are as follows:

2004	$ 14,121
2005	14,844
2006	9,007

(Continued)

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2003 and 2002

(5)  Long-Term Debt (Continued)

In June 2003, the Company consolidated the outstanding balances of its line of credit and note payable into a new note payable along with debt from its affiliates.  The Company and its affiliates each guaranteed the note.  The note payable balance of $37,972 recorded by the Company represents only the Company’s portion of the total outstanding balance of $195,588 as of December 31, 2003.  The Company’s portion is being amortized according to the terms of the note.

(6)  Commitments

The Company leases its various medical facilities under non-cancellable operating leases.  As of December 31, 2003, future minimum lease payments under these non-cancellable operating leases are as follows:

2004	$ 290,508
2005	294,301
2006	177,861
2007	69,326
2008	61,042
Thereafter	140,660

Rent expense under these leases was approximately $278,000 and $253,000 during 2003 and 2002, respectively, and is included in general and administrative expenses in the statements of operations.

(7)  Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered.  The Company is a provider under third-party payor arrangements which provide for payments to the Company at amounts different from its established rates.  Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(Continued)

THE CENTER FOR PAIN MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2003 and 2002

(7)  Contingencies (Continued)

Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions.  Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and will not have a material adverse effect on its financial position or results of operations.

(8)  Subsequent Event

Effective December 1, 2004, the Company sold its non-medical assets pursuant to an Asset Purchase Agreement (the “Agreement”) to a wholly owned subsidiary (the “Subsidiary”) of PainCare Holdings, Inc. (“PainCare”) for $27,500,000.  In connection with the purchase of the Company’s non-medical assets, the Subsidiary will provide ongoing management and administrative services pursuant to a Management Agreement.

The initial portion of the purchase price consisted of $6,375,000 in cash plus 3,687,500 PainCare common shares which will be paid upon the satisfaction of certain post-closing conditions and subject to certain yet undetermined post-closing adjustments, if any.  In addition, PainCare will pay the Company an additional $13,750,000 in three equal annual payments (50% in cash and 50% in PainCare common stock priced at market) subject to the satisfaction of certain earnings goals and the payment of the management fee to the Subsidiary.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2003

	PainCare Historical Statements	CPM Historical Statements	Pro Forma Adjustments	Pro Forma
Assets:
Current Assets:
Cash (1)	$ 7,923,767	$ 33,358	$ (6,375,000)	$ 1,582,125
Accounts receivable	5,100,699	1,220,858	-	6,321,557
Due from shareholder/affiliates	203,050	1,879	-	204,929
Note receivable	320,353	-	-	320,353
Other current assets	-	6,001	-	6,001
Deposits & prepaid expenses	514,957	-	-	514,957
Total current assets	14,062,826	1,262,096	(6,375,000)	8,949,922

Property and equipment, net	4,730,723	28,082	-	4,758,805
Goodwill, net (1)	21,946,735	-	13,173,348	35,120,083
Other assets	2,680,665	-	-	2,680,665
Total assets	$43,420,949	$1,290,178	$6,798,348	$ 51,509,475

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable & accrued expenses	$ 639,668	$ 194,644	$ -	$ 834,312
Current portion of notes payable	4,216,566	14,121	-	4,230,687
Due to affiliates	-	51,596	-	51,596
Current portion of convertible debentures	306,616	-	-	306,616
Current portion of leases payable	578,557	-	-	578,557
Total current liabilities	5,741,407	260,361	-	6,001,768

Notes payable, less current portion	510,141	23,851	-	533,992
Convertible debentures, less current portion	10,712,000	-	-	10,712,000
Deferred income tax liability	683,300	-	-	683,300
Leases payable, less current portion	2,300,165	-	-	2,300,165
Total liabilities	19,947,013	284,212	-	20,231,225

Stockholders' equity:
Common stock, $.0001 par value (1)	2,688	-	369	3,057
Preferred stock, $.0001 par value	-	-	-	-
Additional paid in capital (1)	21,700,894	-	7,803,945	29,504,839
Retained earnings	1,769,393	-	-	1,769,393
Members' capital (1)	-	1,005,966	(1,005,966)	-
Cumulative translation adjustment	961	-	-	961
Total stockholders' equity	23,473,936	1,005,966	6,798,348	31,278,250

Total liabilities & stockholders' equity	$43,420,949	$1,290,178	$ 6,798,348	$ 51,509,475

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2003

	PainCare Historical Statements	CPM Historical Statements	Pro Forma Adjustments	Pro Forma

Revenues	$ 14,980,867	$ 7,310,931	$ -	$ 22,291,798
Cost of sales (2)	4,586,732	1,194,825	(903,297)	4,878,260

Gross profit	10,394,135	6,116,106	903,297	17,413,538

Operating expenses:
Selling, general and administrative (3)	7,543,915	3,441,436	(1,985,565)	8,999,786
Amortization expense	61,463	-	-	61,463
Depreciation expense	463,190	59,967	-	523,157
Operating income	2,325,567	2,614,703	2,888,862	7,829,132

Interest expense	(487,786)	(3,985)	-	(491,771)
Other income	45,425	-	-	45,425
Income before income taxes	1,883,206	2,610,718	2,888,862	7,382,786

Provision for income taxes (4)	670,300	-	1,028,435	1,698,735

Net income	$ 1,212,906	$ 2,610,718	$ 1,860,427	$ 5,684,051

Basic earnings per share				$ 0.23

Basic weighted average shares outstanding				24,460,120

Diluted earnings per share				$ 0.21

Diluted weighted average shares outstanding				27,654,930

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1) Represents the impact of the purchase of the outstanding shares of The Center for Pain Management, LLC, including the issuance of 3,687,500 shares of PainCare Holdings, Inc. common stock at $2.00 per share and the resulting goodwill of $13,173,348 using the purchase method of accounting.

(1)

Adjustment for non-recurring compensation paid to the managing members.

(2)

Adjustment for non-recurring general and administrative expenses.

(3)

Adjustment for estimated income tax liability based on an income tax rate of 35.6%.